UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 16, 2008
----------------
Date of Report
(Date of Earliest Event Reported)

IMAGING DIAGNOSTIC SYSTEMS, INC.

------------------------------------------------------
(Exact name of registrant as specified in its charter)

Florida	0-26028	22-2671269

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

6531 NW 18TH COURT
PLANTATION, FL 33313
--------------------------------------------------
(Address of principal executive offices)

(954) 581-9800
-----------------------------------------
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On April 21, 2008, Imaging Diagnostic Systems, Inc. (“IDSI”) and Charlton Avenue, LLC (“Charlton”) entered into a new “Sixth Private Equity Credit Agreement” which will replace our prior Fifth Private Equity Credit Agreement which expired on March 21, 2008.

The terms of the Sixth Private Equity Credit Agreement are substantially similar to the terms of the prior Fifth Private Equity Credit Agreement.  The new credit line’s terms are as follows:

•
The put option price is 93% of the three lowest closing bid prices in the 10-day trading period beginning on the put date and ending on the trading day prior to the relevant closing date of the particular tranche (the “Valuation Period”);

•	The commitment period is three years from the effective date of a registration statement covering the Sixth Private Equity Credit Agreement shares;
•	The maximum commitment is $15,000,000; and
•	There is no minimum commitment amount.

The Sixth Private Equity Credit Agreement is attached as Exhibit 10.81.  We intend to file an S-1 Registration Statement in connection with this equity credit line.

Since July 17, 2000, Charlton Avenue LLC (“Charlton”) has provided substantially all of our necessary funding through the private placement sale of convertible preferred stock and common stock through various private equity credit agreements.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 16, 2008, we received and accepted the resignations of our three outside directors:  Jay Bendis; Patrick Gorman; and Sherman Lazrus.  These resignations were tendered to comply with a request by outside funding sources as a condition to such funding.  In connection with their resignations, these directors received full vesting on the options for 200,000 shares each which we granted in late 2007 and early 2008.

Linda B. Grable, a co-founder of IDSI and its former Chairman of the Board and CEO who retired in April 2004, volunteered to come out of retirement and, as a result of her appointment by our sole remaining director, now serves as our Chairman of the Board and Interim CEO, with her focus on facilitating the funding of the Company so that the necessary resources will be available in order to enable us to submit our PMA application to the FDA according to our timetable.  While we believe that we will be able to secure the necessary funding on commercially reasonable terms and meet our PMA timetable, there can be no assurance that we will be able to do so.

Item 9.01   Financial Statements and Exhibits

(c) Exhibits

10.81	Sixth Private Equity Credit Agreement between IDSI and Charlton Avenue LLC dated April 21, 2008. (without Exhibits A,B and C)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGING DIAGNOSTIC SYSTEMS, INC.

Date: April 22, 2008	By:	/s/ Allan L. Schwartz
Allan L. Schwartz
Executive Vice President and
Chief Financial Officer